SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 6, 2013

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.03 Material Modification to Rights of Security Holders

As reported under Item 5.03 below, which description is incorporated by reference into this Item 3.03, at the annual meeting of stockholders held June 6, 2013 (the “Annual Meeting”) of Alliance Data Systems Corporation (the “Company”), amendments to the Company’s Second Amended and Restated Certificate of Incorporation were approved by the Company’s stockholders that relate to the declassification of the Company’s Board of Directors (the “Board”) and the right of stockholders holding in the aggregate not less than 25% of the Company’s outstanding common stock to call a special meeting of stockholders.  Upon the approval by the Company’s stockholders of these amendments, the Company filed the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 6, 2013.  In addition, upon stockholder approval of the amendments discussed above, the Fourth Amended and Restated Bylaws of the Company (the “Fourth Amended and Restated Bylaws”), which included the amendments described in Item 5.03 below, became effective.

The preceding description of the Certificate of Amendment and the Fourth Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Fourth Amended and Restated Bylaws, copies of which are attached as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2013, the Board adopted the Fourth Amended and Restated Bylaws, to become effective upon approval by the Company’s stockholders of proposals three and four contained in the Company’s proxy statement for the Annual Meeting.  As noted in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders have approved proposals three and four, thereby causing the Fourth Amended and Restated Bylaws to become effective on June 6, 2013.  The Fourth Amended and Restated Bylaws include amendments that, among other things:

•
Provide for election of directors beginning with the 2013 annual meeting of stockholders for a term of one year, with directors who were elected for a three-year term prior to 2013 serving the remaining duration of their three-year term.  If any director serving a three-year term is unable to fulfill such term due to death, resignation or removal, any elected or appointed successor shall be elected or appointed for only a one-year term.

•
Update provisions for advance notice of business for annual meetings of the Company’s stockholders, requiring that the Company’s stockholders provide notice to the Company of any proposed business or director nomination not later than the close of business on the 120th day nor earlier than the opening of business on the 150th day before the first anniversary date of the immediately preceding annual meeting of stockholders to be considered timely; provided, however, that if no annual meeting was held in the previous year or if the date of the annual meeting has been changed by more than 30 days from the prior year or if it is for a special meeting, notice by the stockholder must, to be timely, be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

•
Provide that special meetings of stockholders may be called by the secretary within 90 days after the receipt of a valid written request by stockholders of record holding in the aggregate not less than 25% of the Company’s outstanding common stock.

•
Require that stockholder requests for special meetings provide with such proposal certain additional information concerning the proponent stockholder, beneficial owner and, if applicable, certain associated persons.

•
Provide restrictions designed to prevent duplicative or unnecessary meetings by eliminating from consideration those proposals that: (1) are not proper subjects for stockholder action under, or involve a violation of, applicable law; (2) are identical or substantially similar to another item, other than election of directors, that was presented at any stockholder meeting held in the prior 12 months, as determined in good faith by the Board; (3) are received during the period beginning 120 days prior to the anniversary of the prior annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (4) are identical or substantially similar to another item that is, or will be, included in our notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within 120 days of the receipt of the request, as determined in good faith by the Board; or (5) are regarding matters that, in the good faith judgment of the Board, are not time sensitive and may properly be addressed at the next annual meeting of stockholders.

The preceding summary of the Fourth Amended and Restated Bylaws is subject to, and qualified in its entirety by, reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

On March 21, 2013, the Board also adopted a Certificate of Amendment, to become effective upon approval by the Company’s stockholders of proposals three and four contained in the Company’s proxy statement for the Annual Meeting and filing with the Secretary of State of the State of Delaware.  The Company’s stockholders have approved proposals three and four and the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on June 6, 2013.  The Certificate of Amendment includes provisions that:

•
Provide for election of directors beginning with the 2013 annual meeting of stockholders for a term of one year, with directors who were elected for a three-year term prior to 2013 serving the remaining duration of their three-year term.  If any director serving a three-year term is unable to fulfill such term due to death, resignation or removal, any elected or appointed successor shall be elected or appointed for only a one-year term.

•
Provide that special meetings of stockholders may be called by the secretary within 90 days after the receipt of a valid written request by stockholders of record holding in the aggregate not less than 25% of the Company’s outstanding common stock.

The preceding summary of the Certificate of Amendment is subject to, and qualified in its entirety by, reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2013, the Company’s annual meeting of stockholders was held at the Company’s corporate headquarters at 7500 Dallas Parkway, Suite 700, Plano, Texas 75024.  A total of  45,447,673 shares of the Company’s common stock were present or represented by proxy at the annual meeting, representing approximately 88.55% of the Company’s shares outstanding as of April 8, 2013, the record date set for the annual meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Proposal 1 – Election of Directors.  Each of Lawrence M. Benveniste, D. Keith Cobb and Kenneth R. Jensen was re-elected as a director of the Company.  Because proposal three was approved, these directors will serve until the 2014 annual meeting of stockholders.

Lawrence M. Benveniste
42,244,715	For
371,347	Against
202,939	Abstain
2,628,672	Broker Non-Votes

D. Keith Cobb
40,964,292	For
1,651,776	Against
202,933	Abstain
2,628,672	Broker Non-Votes

Kenneth R. Jensen
41,675,024	For
582,221	Against
561,756	Abstain
2,628,672	Broker Non-Votes

(b) Proposal 2 – Advisory Vote on Executive Compensation.  Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

41,842,873	For
739,807	Against
236,321	Abstain
2,628,672	Broker Non-Votes

(c) Proposal 3 – Declassify the Board of Directors.  An amendment to the Company’s certificate of incorporation to declassify the Board was approved by the Company’s stockholders.

42,582,568	For
20,548	Against
215,885	Abstain
2,628,672	Broker Non-Votes

(d) Proposal 4 - Stockholder Right to Call a Special Meeting.  An amendment to the Company’s certificate of incorporation to give stockholders the right to call a special meeting was approved by the Company’s stockholders.

42,549,236	For
54,400	Against
215,365	Abstain
2,628,672	Broker Non-Votes

(e) Proposal 5 – Ratification of Independent Auditors.  The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 was ratified by the Company’s stockholders.

44,832,239	For
422,062	Against
193,372	Abstain

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Alliance Data Systems Corporation

3.2	Fourth Amended and Restated Bylaws of Alliance Data Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 7, 2013	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Alliance Data Systems Corporation

3.2	Fourth Amended and Restated Bylaws of Alliance Data Systems Corporation